EXHIBIT 10                MATERIAL CONTRACTS

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT



         This Second Amendment to the Employment Agreement is effective the first day of February, 1998 (the "Second Amendment"), by and between MICROS SYSTEMS, INC., a Maryland corporation, with offices located at 12000 Baltimore Avenue, Beltsville, Maryland 20705 (hereinafter referred to as the "Company"), and A. L. GIANNOPOULOS, whose address is 6125 Wooded Run Drive, Columbia, Maryland 21044 (hereinafter referred to as the "Executive").

         WHEREAS, the Executive and the Company entered into an Employment Agreement dated June 1, 1995, as amended by the First Amendment dated February 6, 1997 (the agreement as amended hereinafter referred to as the "Agreement"); and

         WHEREAS, the parties hereto would like to amend the Agreement pursuant to this Second Amendment in an effort both: (i) to reflect the rapid growth experienced by the Company, and the current status of the Company and the Executive relative to other similarly positioned entities; (ii) to reward the Executive for achieving financial objectives; and (iii) to solidify the long-term management structure of the Company.

         NOW, THEREFORE, the Company and the Executive, for good and valuable consideration, and pursuant to the terms, conditions, and covenants contained herein, hereby agree as follows:

1. Section 3 of the Agreement, captioned "Term", shall be deleted in its entirety and the following new language inserted in lieu thereof:

         "The term of this Agreement shall commence upon the day and year first above written ("Commencement Date") and shall continue until June 30, 2002, unless sooner terminated, as provided herein."

2. Section 4 of the Agreement, captioned "Salary", is amended by deleting the salary chart therein in its entirety and inserting the following in lieu thereof:

------------------------------------------------------------------
 Period                                                  Salary
------------------------------------------------------------------
 Commencement Date through June 30, 1995                 $32,170
------------------------------------------------------------------
 July 1, 1995 through June 30, 1996                      $203,000
------------------------------------------------------------------
 July 1, 1996 through June 30, 1997                      $250,000
------------------------------------------------------------------
 July 1, 1997 through June 30, 1998                      $262,500
------------------------------------------------------------------
 July 1, 1998 through June 30, 1999                      $275,000
------------------------------------------------------------------
 July 1, 1999 through June 30, 2000                      $445,500
------------------------------------------------------------------
 July 1, 2000 through June 30, 2001                      $500,500
------------------------------------------------------------------
 July 1, 2001 through June 30, 2002                      $577,500
------------------------------------------------------------------





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

EXHIBIT 10                MATERIAL CONTRACTS, continued

3. Section 5 of the Agreement, captioned "Bonuses", is amended in the following two respects:

A. The target bonus chart contained therein is deleted in its entirety and the following is inserted in lieu thereof:

--------------------------------------------------------------------
 Fiscal Year Ending                                   Target Bonus
--------------------------------------------------------------------
 June 30, 1995                                        $110,000
--------------------------------------------------------------------
 June 30, 1996                                        $120,000
--------------------------------------------------------------------
 June 30, 1997                                        $150,000
--------------------------------------------------------------------
 June 30, 1998                                        $163,500
--------------------------------------------------------------------
 June 30, 1999                                        $177,000
--------------------------------------------------------------------
 June 30, 2000                                        $250,000
--------------------------------------------------------------------
 June 30, 2001                                        $300,000
--------------------------------------------------------------------
 June 30, 2002                                        $350,000
--------------------------------------------------------------------



B. The last paragraph of Section 5 is deleted in its entirety and the following is inserted in lieu thereof:

         "Any bonus required to be paid pursuant to this Section 5 shall be paid by the Company to the Executive within ninety (90) days following the close of the fiscal year of the Company to which such bonus applies."

4. Section 6 of the Agreement, captioned "Stock Option", shall be amended by adding at the end of the existing text the following new text:

         "All grants to the Executive hereunder on or after January 1, 1998, whether under the Company Plan or any successor employee stock option plan, shall provide for full vesting of all grants on the first year anniversary of such grant, unless earlier vesting is permitted under the applicable plan, or unless a different vesting regimen is required pursuant to governing law."

5. The first paragraph of Section 16(c)(3) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

         "Payment Upon Termination By The Company. If the Company terminates the Executive's employment for any reason other than Good Cause, the Executive shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen
         (15) days following the Executive's termination of employment, all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination of employment and ending on June 30, 2002."

6. The first paragraph of Section 16(c)(4) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

         "Payment Upon Termination By The Executive. If the Executive terminates his employment with the Company for Good Reason, other than Good Reason described in Section 16(a)(3)a), he shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen (15) days following the date of the Executive's termination of employment, all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination and ending on June 30, 2002. If the Executive terminates his employment with the Company for the Good Reason described in Section 16(a)(3)a), then and in such event, he shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen (15) days following the date of the Executive's termination of employment, an amount equal to the lesser of (i) all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination and ending on June 30, 2002, or (ii) all of the salary and Target Bonus payments






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EXHIBIT 10                MATERIAL CONTRACTS, continued

         provided for in Sections 4 and 5 of this Agreement for the period commencing on the date of the Executive's termination and ending on the third anniversary of the date of the Executive's termination."

7. All other provisions of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the dates indicated below, the effective date of this Second Amendment being the first day of February, 1998.



                                 COMPANY:
ATTEST:                          MICROS SYSTEMS, INC.


                                 By:                                (SEAL)
------------------                   ----------------------
                                       Louis M. Brown, Jr.
                                       Chairman

[Corporate Seal]
                                 EXECUTIVE:
WITNESS:

                                                                    (SEAL)
------------------               --------------------------
                                 A. L. GIANNOPOULOS





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